Income Taxes	9 Months Ended	12 Months Ended
	Oct. 02, 2016	Jan. 03, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 8. Income Taxes

The Company’s effective tax rate was approximately 41.2% for the nine months ended October 2, 2016 and 38.9% for the nine months ended September 27, 2015, respectively. The increase in the effective rate was due primarily to nondeductible IPO related costs incurred during the nine months ended October 2, 2016 as compared to the nine months ended September 27, 2015. The Company’s effective tax rate differs from its statutory rate based on a variety of factors, including overall profitability, the geographical mix of income taxes and the related tax rates in the jurisdictions in which it operates.

In accordance with the provisions of ASC Topic 740 Income Taxes, the Company provides a valuation allowance against deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The assessment considers all available positive and negative evidence and is measured quarterly. The Company maintains a valuation allowance against certain state deferred tax assets where sufficient negative evidence exists to require a valuation allowance. During the nine months ended October 2, 2016 and September 27, 2015, respectively, the Company recorded no material increases or decreases to the valuation allowance against deferred tax assets.

Note 9. Income Taxes

Components of net income (loss) before taxes were as follows (in millions):

	Consolidated Successor Company For the year December 29, 2014 to January 3, 2016	Consolidated Successor Company For the year December 30, 2013 to December 28, 2014	Consolidated Successor Company For the period December 23, 2013 to December 29, 2013	Combined Predecessor Company For the period December 31, 2012 to December 22, 2013
U.S.	$47.1	$34.8	$(13.0)	$57.0
Foreign	1.3	1.3	—	0.6

Total	$48.4	$36.1	$(13.0)	$57.6

Components of income tax expense (benefit) were as follows (in millions):

	Consolidated Successor Company For the year December 29, 2014 to January 3, 2016	Consolidated Successor Company For the year December 30, 2013 to December 28, 2014	Consolidated Successor Company For the period December 23, 2013 to December 29, 2013	Combined Predecessor Company For the period December 31, 2012 to December 22, 2013
Current income tax expense
U.S. federal	$21.7	$11.7	$—	$—
U.S. state and local	4.9	1.7	—	1.6
Foreign	0.4	0.4	—	0.2

Total current	27.0	13.8	—	1.8
Deferred income tax (benefit) expense
U.S. federal	(6.8)	0.4	(3.2)	20.2
U.S. state and local	(0.7)	0.3	(0.2)	1.9
Foreign	—	(0.1)	(0.1)	—

Total deferred	(7.5)	0.6	(3.5)	22.1

Total	$19.5	$14.4	$(3.5)	$23.9

The Company’s effective tax rate was 40.3%, 39.9%, 26.9%, and 41.5% for the periods ended January 3, 2016, December 28, 2014, December 29, 2013, and December 22, 2013, respectively. The following table provides a reconciliation of income tax expense (benefit) at the statutory U.S. federal tax rate to actual income tax expense (benefit) for the periods presented (in millions):

	Consolidated Successor Company For the year December 29, 2014 to January 3, 2016	Consolidated Successor Company For the year December 30, 2013 to December 28, 2014	Consolidated Successor Company For the period December 23, 2013 to December 29, 2013	Combined Predecessor Company For the period December 31, 2012 to December 22, 2013
U.S. federal statutory expense (benefit)	$16.9	$12.6	$(4.5)	$20.2
State and local income taxes, net	2.5	1.4	(0.2)	2.2
Change in valuation allowance, net	—	—	—	0.9
Nondeductible items	0.2	0.5	1.3	0.1
Other, net	(0.1)	(0.1)	(0.1)	0.5

Income tax expense (benefit)	$19.5	$14.4	$(3.5)	$23.9

U.S. income tax has not been recognized on the excess of the amount for financial reporting over the tax basis of the Company’s investment in the Canadian subsidiary that is indefinitely reinvested outside the U.S. The amount of such temporary differences totaled approximately $4.6 million as of January 3, 2016. Due to the complexities associated with the hypothetical calculation, including the availability of foreign tax credits, the Company has concluded it is not practicable to determine the unrecognized deferred tax liability related to these unremitted earnings.

Deferred income taxes reflect the expected future tax consequences of temporary differences between the financial statement carrying amount of the Company’s assets and liabilities, tax credits, and loss carry forwards. The significant components of deferred income taxes are as follows (in millions):

	Consolidated Successor Company January 3, 2016	Consolidated Successor Company December 28, 2014
Deferred tax assets:
Net operating losses	$4.2	$4.6
Allowance for uncollectible accounts	3.0	2.8
Inventory	1.9	0.7
Reserve for sales bonuses	3.0	3.1
Accrued compensation	2.7	2.6
Stock compensation	1.6	0.4
Rent accrual	1.2	0.6
Environmental reserve	0.9	0.9
Deferred transaction costs	3.6	2.1
Other	1.4	0.7

Total gross deferred tax assets	23.5	18.5
Valuation allowance	(4.2)	(4.6)

Total net deferred tax assets	19.3	13.9
Deferred tax liabilities:
Fixed assets and land	(7.9)	(6.5)
Intangible assets	(34.8)	(30.5)
Goodwill	(2.3)	(1.7)
Other	(0.5)	(0.5)

Total deferred tax liabilities	(45.5)	(39.2)

Net deferred tax liabilities	$(26.2)	$(25.3)

The Company evaluates its deferred tax assets to determine the need for a valuation allowance, and to conclude whether it is more likely than not that those deferred income tax assets will be realized. Management assesses the available positive and negative evidence to establish whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. On the basis of this evaluation, as of January 3, 2016 and December 28, 2014, a valuation allowance of $4.2 and $4.6 million, respectively, has been recorded against deferred tax assets related primarily to state net operating loss carryforwards for separate returns the Company believes are more likely than not to expire unused. Activity within the tax valuation allowance for the periods was as follows (in millions):

	Consolidated Successor Company For the year December 29, 2014 to January 3, 2016	Consolidated Successor Company For the year December 30, 2013 to December 28, 2014	Consolidated Successor Company For the period December 23, 2013 to December 29, 2013	Combined Predecessor Company For the period December 31, 2012 to December 22, 2013
Beginning balance	$4.6	$4.6	$4.6	$5.0
Increase in valuation allowance	—	—	—	0.9
Decrease in valuation allowance	(0.4)	—	—	(0.4)

Ending balance	$4.2	$4.6	$4.6	$5.5

As of January 3, 2016, the Company had available tax-effected state NOL carryforwards of approximately $4.2 million that will expire at various dates from 2015 through 2028, if not utilized.

The Company recognizes the tax effects of uncertain tax positions only if it is more likely than not to be sustained based solely upon its technical merits at the reporting date. The Company refers to the difference between the tax benefit recognized in its financial statements and the tax benefit claimed in the income tax return as an “unrecognized tax benefit.” There was no expense or liability recorded for unrecognized tax benefits for each period presented. The Company does not expect that the unrecognized tax benefit will materially change over the next 12 months.

The Company’s policy for recording interest and penalties, if any, associated with uncertain tax positions is to recognize interest within the Interest and other non-operating expenses line item, and to recognize penalties in Selling, general and administrative expenses. For each period presented, the Company had no accrued interest or penalties related to uncertain tax positions.

The Company is subject to U.S. federal income tax, as well as income tax in multiple state jurisdictions. With limited exceptions, years prior to 2009 are no longer open to federal, state and local examination by taxing authorities. The Company is currently under audit for federal income tax for 2009 through 2012 as part of the Deere & Company consolidated federal return audit. The Company is also under audit by a number of state and local jurisdictions; however no audit adjustments are anticipated that would result in a material change to the Company’s financial position.

Deere has indemnified the Company against any taxes, penalties or interest for tax periods prior to the CD&R Acquisition, accruing after the CD&R Acquisition date.